UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2021

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
1.414% Notes due 2022	ZBH 22A	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 24, 2021, Zimmer Biomet Holdings, Inc. (the “Company”) completed its previously announced issuance of $850,000,000 aggregate principal amount of its 1.450% Notes due 2024 (the “2024 Notes”) and $750,000,000 aggregate principal amount of its 2.600% Notes due 2031 (the “2031 Notes” and, together with the 2024 Notes, the “Notes”).

The Notes were issued pursuant to the Eighth Supplemental Indenture dated as of November 24, 2021 (the “Supplemental Indenture”) to the Company’s Indenture (the “Base Indenture”) dated as of November 17, 2009 between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”). For a description of the material terms of the Supplemental Indenture and the Notes, see the information set forth below under Item 2.03, which is incorporated into this Item 1.01.

The offering of the Notes was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-229882), the prospectus dated February 26, 2019, and the related prospectus supplement dated November 15, 2021.

Copies of the Base Indenture and the Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 is incorporated into this Item 2.03.

The 2024 Notes bear interest at a rate of 1.450% per annum, which interest will be payable semi-annually in arrears on May 22 and November 22 of each year, commencing on May 22, 2022. Interest will be paid to the holders of record of the 2024 Notes at the close of business on the May 7 and November 7, respectively, immediately preceding the related interest payment date. The 2024 Notes will mature on November 22, 2024.

The 2031 Notes bear interest at a rate of 2.600% per annum, which interest will be payable semi-annually in arrears on May 24 and November 24 of each year, commencing on May 24, 2022. Interest will be paid to the holders of record of the 2031 Notes at the close of business on the May 9 and November 9, respectively, immediately preceding the related interest payment date. The 2031 Notes will mature on November 24, 2031.

The Company may redeem each series of Notes at its option, in whole or in part, at any time and from time to time prior to November 22, 2022 in the case of the 2024 Notes and August 24, 2031 in the case of the 2031 Notes (each, a “Par Call Date”), at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, and

(2)

the sum of the present values of the remaining scheduled payments of principal and interest (not including any accrued interest), assuming, for this purpose, that such Notes mature on the applicable Par Call Date, on the Notes to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Supplemental Indenture), plus 10 basis points, in the case of the 2024 Notes, or 15 basis points, in the case of the 2031 Notes;

plus accrued and unpaid interest on the Notes being redeemed to, but excluding, the redemption date.

The Company may redeem the Notes at its option, in whole or in part, at any time and from time to time on or after the applicable Par Call Date at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

If a Change of Control Repurchase Event (as defined in the Supplemental Indenture) occurs with respect to either series of Notes, unless the Company has exercised its right to redeem the Notes pursuant to the Base Indenture as supplemented by the Supplemental Indenture, the Company will make an offer to each holder of such series of Notes to repurchase all or any part of that holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of repurchase.

The Base Indenture and Supplemental Indenture provide for customary events of default, including, among other things, nonpayment, failure to comply with the other covenants, warranties and agreements in the Base Indenture and Supplemental Indenture for a period of 60 days after notice thereof, and certain events of bankruptcy, insolvency and reorganization.

The description set forth above is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture (including the forms of Notes attached thereto), copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of November 17, 2009, between Zimmer Holdings, Inc. (now known as Zimmer Biomet Holdings, Inc.) and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed December 13, 2016).

4.2	Eighth Supplemental Indenture, dated as of November 24, 2021, between Zimmer Biomet Holdings, Inc. and Computershare Trust Company, N.A., as trustee.

4.3	Form of 1.450% Notes due 2024 (included in Exhibit 4.2).

4.4	Form of 2.600% Notes due 2031 (included in Exhibit 4.2).

5.1	Opinion of Faegre Drinker Biddle & Reath LLP.

23.1	Consent of Faegre Drinker Biddle & Reath LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2021

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary